Q2 2022 Earnings Presentation

2 Westlake Delivers Record Quarter  Record quarterly results in 2Q 2022:  Record quarterly net sales of $4.5 billion, an increase of 57% vs. second quarter 2021 net sales  Record quarterly net income of $858 million, an increase of 64% vs. second quarter 2021 net income  Record quarterly EBITDA of $1.5 billion, an increase of 56% vs. second quarter 2021 EBITDA  Performance driven by strong demand for Westlake’s differentiated and specialized product offerings bolstered by our global leading market positions, global cost advantage, and recent acquisitions  Westlake is well positioned with over 75% of its production based in North America benefiting from a significant and durable cost advantage relative to global competitors  Strong balance sheet with $250 million of debt retired in Q2 2022 and extension of fully undrawn 5-year revolving credit facility increased to $1.5 billion from $1.0 billion; TTM Net Debt to EBITDA of 0.74x Business Highlights

3 Westlake Corporation Performance Second Quarter 2022 (1) Reconciliations of EBITDA, Housing and Infrastructure Products EBITDA, Performance and Essential Materials EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 13 and 14 + Favorable market pricing offset inflationary cost pressure + Westlake’s leading market positions, globally advantaged low cost raw materials and vertical integration captures strong margins across the integrated value chain – Impacts of raw material and supply chain disruptions impacted production volumes A Record Quarter for Westlake Westlake delivers differentiated, specialty and branded products and solutions ($ in millions) 2Q 2022 1Q 2022 2Q 2022 vs. 1Q 2022 2Q 2021 2Q 2022 vs. 2Q 2021 YTD 2022 YTD 2021 YTD 2022 vs. YTD 2021 Sales $4,483 $4,056 11% $2,859 57% $8,539 $5,216 64% Operating Income $1,175 $1,032 14% $720 63% $2,207 $1,066 107% Performance and Essential Materials EBITDA $1,162 $1,071 8% $846 37% $2,233 $1,304 71% Housing and Infrastructure Products EBITDA $310 $258 20% $130 138% $568 $235 142% Corporate EBITDA ($16) ($29) - ($44) - ($45) ($54) - EBITDA(1) $1,456 $1,300 12% $932 56% $2,756 $1,485 86%

4 Our disclosure to SASB industry standard and Global Reporting Initiative (GRI) framework fully conforms and is on our website Westlake is monitoring the SEC guidelines to be in conformance when phased in Sustainability Update We understand the importance of reducing the environmental impacts of our feedstocks, production and usage, and are developing exciting innovations, together with our customers, to meet their objectives while also reducing environmental impacts Nearly 95% of our products are used for durable, long-lasting goods

5 Operating Excellence Drives Bottom Line Results and Leads Peers in Returns on Capital Committed to Operating Excellence Allocate Capital Strong capital stewardship supported by a long history of applying a shareholder oriented economic value added (EVA) approach Created “One Westlake” brand including products that meet customer needs in an environmentally sustainable way Sustainability Focus Empowering employees by enabling an ownership mentality and putting safety first Empower Employees Continuously improving our operations through investment in innovation and technology Continuous Improvement Driving growth through attractive organic and inorganic opportunities across both segments Accelerate Growth

6 Segment Update

7 Performance and Essential Materials (“PEM”) Segment Performance + Strong market conditions across chlorovinyls supported by leading global market position and globally advantaged cost position + Polyethylene benefitted from the continuing strong demand in industrial and consumer packaging markets + First full quarter of Epoxy business contributed to our earnings with solid sales prices and volumes – Higher ethane, natural gas and other raw material costs (1) Reconciliations of PEM EBITDA to the applicable GAAP measure can be found on page 14 PEM Segment 2Q 2022 vs. 1Q 2022 Average Sales Price Volume +7.5% +2.1% PEM Segment 2Q 2022 vs. 2Q 2021 Average Sales Price Volume +27.1% +17.5% ($ in millions) 2Q 2022 1Q 2022 2Q 2022 vs. 1Q 2022 2Q 2021 2Q 2022 vs. 2Q 2021 YTD 2022 YTD 2021 YTD 2022 vs. YTD 2021 Performance Materials Sales $2,060 $1,929 7% $1,541 34% $3,989 $2,745 45% Essential Materials Sales $1,044 $903 16% $605 73% $1,947 $1,143 70% Total PEM Sales $3,104 $2,832 10% $2,146 45% $5,936 $3,888 53% Operating Income $965 $879 10% $671 44% $1,844 $959 92% EBITDA(1) $1,162 $1,071 8% $846 37% $2,233 $1,304 71% EBITDA Margin 37% 38% - 39% - 38% 34% -

8 Increasing mix of specialty, differentiated, and downstream product offerings with leading market positions enhances margin and competitive positioning Over 75% of production capacity concentrated in North America provides significant and durable cost advantage relative to global competitors Epoxy extends Westlake’s end-market exposure to higher growth sustainability- oriented markets such as wind energy as well as automotive and aerospace light weighting Well positioned to benefit from secular demand driven by increasing product requirements for formulated, differentiated and specialty products in housing, packaging, wind energy, aerospace and automotive Performance and Essential Materials Update 1 2 4 5 Expect improved demand growth in Asia as economic activity picks-up from pandemic related lockdowns in the first half of 2022 to improve global supply / demand dynamics 3

9 Housing and Infrastructure Products (“HIP”) Segment Performance (1) Reconciliations of HIP EBITDA to the applicable GAAP measure can be found on page 14 + Strong repair and remodeling and new residential construction activity in North America + Residential housing has driven demand for our higher-margin offerings in building products, pipe and fittings as well as building wire and cable compound products + 2Q 2022 benefited from 2nd half 2021 acquisitions and associated integration activities HIP Segment 2Q 2022 vs. 1Q 2022 Average Sales Price Volume +5.1% +7.6% HIP Segment 2Q 2022 vs. 2Q 2021 Average Sales Price Volume +46.1% +47.3% ($ in millions) 2Q 2022 1Q 2022 2Q 2022 vs. 1Q 2022 2Q 2021 2Q 2022 vs. 2Q 2021 YTD 2022 YTD 2021 YTD 2022 vs. YTD 2021 Housing Products Sales $1,116 $972 15% $512 118% $2,088 $955 119% Infrastructure Products Sales $263 $252 4% $201 31% $515 $373 38% Total HIP Sales $1,379 $1,224 13% $713 93% $2,603 $1,328 96% Operating Income $236 $185 28% $96 146% $421 $167 152% EBITDA(1) $310 $258 20% $130 138% $568 $235 142% EBITDA Margin 22% 21% - 18% - 22% 18% -

10 Affordability and rising mortgage rates are slowing new construction activity yet the undersupplied hosing market continues to support new construction activity at more normalized levels Strong 2nd quarter demand for building products driven by both new construction and repair and remodel (R&R) markets R&R activity expected to remain strong driven by high number of homes in prime remodel age, healthy home equity levels, low inventory of “trade-up” homes, backlog of projects, and lower historical volatility in R&R Infrastructure Investment and Jobs Act beginning to drive demand as states and municipalities develop and start construction of projects to address our nations long neglected infrastructure needs Housing and Infrastructure Products Update 1 3 4 5 Longer-term fundamentals for housing strength remain intact related to recent decade plus of under-building, increasingly favorable demographics, and prevalence of remote work 2

11 Financial Reconciliations

12 Consolidated Statements of Operations Three months ended March 31, Three months ended June 30, Six months ended June 30, 2022 2022 2021 2022 2021 (In millions of dollars, except per share data) Performance and Essential Materials Sales $ 2,832 $ 3,104 $ 2,146 $ 5,936 $ 3,888 Housing and Infrastructure Products Sales 1,224 1,379 713 2,603 1,328 Net sales 4,056 4,483 2,859 8,539 5,216 Cost of sales 2,771 3,038 1,987 5,809 3,835 Gross profit 1,285 1,445 872 2,730 1,381 Selling, general and administrative expenses 200 220 125 420 261 Amortization of intangibles 42 43 27 85 54 Restructuring, transaction and integration-related costs 11 7 — 18 — Income from operations 1,032 1,175 720 2,207 1,066 Interest expense (46) (44) (36) (90) (69) Other income, net 11 17 10 28 22 Income before income taxes 997 1,148 694 2,145 1,019 Provision for income taxes 233 275 158 508 230 Net income 764 873 536 1,637 789 Net income attributable to noncontrolling interests 8 15 14 23 25 Net income attributable to Westlake Corporation $ 756 $ 858 $ 522 $ 1,614 $ 764 Earnings per common share attributable to Westlake Corporation: Basic $ 5.87 $ 6.65 $ 4.06 $ 12.52 $ 5.94 Diluted $ 5.83 $ 6.60 $ 4.04 $ 12.43 $ 5.91

13 Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Three months ended March 31, Three months ended June 30, Six months ended June 30, 2022 2022 2021 2022 2021 (In millions of dollars) Net cash provided by operating activities $ 700 $ 913 $ 617 $ 1,613 $ 882 Changes in operating assets and liabilities and other 106 (1) (67) 105 (69) Deferred income taxes (42) (39) (14) (81) (24) Net income 764 873 536 1,637 789 Less: Other income, net 11 17 10 28 22 Interest expense (46) (44) (36) (90) (69) Provision for income taxes (233) (275) (158) (508) (230) Income from operations 1032 1,175 720 2,207 1066 Add: Depreciation and amortization 257 264 202 521 397 Other income, net 11 17 10 28 22 EBITDA $ 1,300 $ 1,456 $ 932 $ 2,756 $ 1,485

14 Reconciliation of HIP, PEM and Corporate EBITDA to Applicable Operating Income (Loss) Three months ended March 31, Three months ended June 30, Six months ended June 30, 2022 2022 2021 2022 2021 (In millions of dollars) Performance and Essential Materials EBITDA $ 1,071 $ 1,162 $ 846 $ 2,233 $ 1,304 Less: Depreciation and Amortization 184 192 168 376 329 Other Income (Expenses) 8 5 7 13 16 Performance and Essential Materials Operating Income (Loss) 879 965 671 1,844 959 Housing and Infrastructure Products EBITDA 258 310 130 568 235 Less: Depreciation and Amortization 71 70 32 141 64 Other Income (Expenses) 2 4 2 6 4 Housing and Infrastructure Products Operating Income (Loss) 185 236 96 421 167 Corporate EBITDA (29) (16) (44) (45) (54) Less: Depreciation and Amortization 2 2 2 4 4 Other Income (Expenses) 1 8 1 9 2 Corporate Operating Income (Loss) (32) (26) (47) (58) (60) Performance and Essential Materials Operating Income (Loss) 879 965 671 1,844 959 Housing and Infrastructure Products Operating Income (Loss) 185 236 96 421 167 Corporate Operating Income (Loss) (32) (26) (47) (58) (60) Total Operating Income (Loss) $ 1,032 $ 1,175 $ 720 $ 2,207 $ 1,066

15 We are no longer providing average quarterly industry prices and housing starts data Quarterly Industry Data

16 Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding creating value for our shareholders, pricing and demand for our products, continued recovery in key end markets, industry outlook for both of our segments, our cost control and efficiency efforts, our ability to deliver end-use building products to consumers, our ability to capture integrated chain margin, our development of additional green products in the future, our sustainability goals and commitments and our reduction in carbon impact. Actual results may differ materially depending on factors, including, but not limited to, the following: the effects of our recently completed acquisitions, including our future financial condition, results of operations, strategy and plans; and expected synergies and other benefits from the acquisitions and our ability to realize such synergies and other benefits; general economic and business conditions; the cyclical nature of the chemical and building products industries; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, European and worldwide economies, including those due to political tensions and unrest in the Middle East and elsewhere including the conflict between Russia and Ukraine; uncertainties associated with pandemic infectious diseases, particularly COVID-19; current and potential governmental regulatory actions in the United States and other countries; industry production capacity and operating rates; the supply/demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions (including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks); changes in laws or regulations, including trade policies; technological developments; information systems failures and cyber attacks; foreign currency exchange risks; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward-looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Westlake Corporation 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Treasurer